Rule 497(d)

                                    FT 8439
    Sabrient Baker's Dozen Portfolio, 1st Quarter 2020 Series (the "Trust")

                          Supplement to the Prospectus

      Due to the incorrect application of the Trust's investment selection strategy, Autohome Inc. (ATHM) was included in the Trust's portfolio rather than Anthem, Inc. (ANTM). Autohome Inc. has been subsequently removed from the Trust's portfolio. As a result, notwithstanding anything to the contrary in the Prospectus, Unit holders may elect to return their Units of the Trust back to the Sponsor and will receive the per Unit price that they paid for those Units. As a result, no charges, expenses or fees will apply to such returned Units.
Such election to return Units back to the Sponsor must be made on or prior to February 12, 2020.

      Unit holders that elect not to return their Units of the Trust back to the Sponsor will be refunded the per Unit purchase price of Autohome Inc.


January 28, 2020